--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1997

Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months, as moderate economic growth and low inflation drove Treasury yields below year-end 1996 levels by October 31, 1997.

      The economy has shown some signs of slowing, which BlackRock expects may persist as early indicators suggest that holiday spending may be tepid. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our long-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.

Sincerely,
/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                    ------------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

November 30, 1997
Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Income Trust Inc. ("the Trust") for the year ended October 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at the time of purchase.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                                                -----------------------------------------------------------------
                                                10/31/97      10/31/96        CHANGE          HIGH           LOW
-----------------------------------------------------------------------------------------------------------------
STOCK PRICE                                      $6.875         $6.25         10.00%          $7.00         $6.25
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                             $8.12         $7.61          6.70%          $8.12         $7.54
-----------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first half of the Trust's fiscal year was characterized by increased concern over potential inflationary pressures. Bond prices fell and yields rose between mid-December 1996 and mid-April 1997, as economic data indicated a very strong economy. Although inflationary measures such as commodity, producer and consumer prices generally remained relatively stable, labor markets remained strong throughout the period (with the unemployment rate consistently hovering near historically low levels), which suggested future wage pressures and higher inflation. In an effort to subdue this growth and pre-emptively fight inflation, the Federal Reserve raised the Federal funds rate by 25 basis points (1/4%) to 5.50% at their March 25 FOMC policy meeting. During the second quarter, however, signs of more moderate economic growth began to appear. Lower factory orders, decreased consumer spending and higher inventories, in addition to continued benign inflationary forces, soothed investor fears over inflation. Accordingly, the Federal Reserve left interest rates unchanged at their May 20, July 2 and September 30 policy meetings.

      U.S. Treasury yields reflected investor expectations of Federal Reserve policy activity. The yield of the 10-year note rose from a period low of 6.04% in late November 1996 to 6.98% in mid-April 1997 in response to Federal Reserve Chairman Alan Greenspan's warning of excessive equity market euphoria and in anticipation of a Federal funds rate increase. As economic data softened, however, the yield of the 10-year fell over 100 basis points from 6.98% to close at 5.83% on October 31, 1997. Foreign investors also contributed to the strong demand for U.S. Treasuries, as the Asian market volatility led foreign and domestic investors to look to U.S. government securities as a safe haven. For the 12 month period ended October 31, 1997, the 10-year Treasury rallied, posting a net decline of 51 basis points (0.51%).

      During the period, mortgage-backed securities (MBS), as measured by the Lehman Mortgage Index, modestly outperformed the broader investment grade domestic bond market (Lehman Aggregate Index) on a total return basis by 9.12% vs. 8.89%. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. Recently, MBS have fallen out of favor, as declining interest rates have heightened prepayment fears and increased interest rate volatility has had a negative impact on valuations of mortgage securities. Further, as corporate bond prices have fallen, yields in the corporate sector have increased, offering investors an alternative to MBS which also yields more than Treasuries.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) approximately 150% of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change roughly 1.5 times the price of the Index given a change in interest rates. The following chart compares the Trust's current and October 31, 1996 asset composition.

--------------------------------------------------------------------------------
COMPOSITION                                  OCTOBER 31, 1997   OCTOBER 31, 1996
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                25%                17%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages       20%                16%
--------------------------------------------------------------------------------
U.S. Government Securities                         15%                14%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs       14%                14%
--------------------------------------------------------------------------------
FHA Project Loans                                   9%                14%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                              8%                11%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs    4%                 7%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities               3%                 3%
--------------------------------------------------------------------------------
Asset-Backed Securities                             1%                 3%
--------------------------------------------------------------------------------
CMO Residuals                                       1%                 1%
--------------------------------------------------------------------------------

      Over the past year, the Trust reduced its overall exposure to residential mortgage pass-through securities, as fundamental conditions in that market have worsened. Mortgages performed well over the first half of 1997 when interest rate volatility remained low and the rate at which homeowners were prepaying their mortgages remained fairly constant. As interest rate volatility increased and mortgages became less favorable towards the middle of the year, the Trust began to take profits and reallocate the proceeds. We believe that the environment for mortgages will continue to worsen and that the mortgage market is at risk for sustained underperformance versus Treasuries in the current low interest rate levels.

      The Trust added to its stripped mortgage-backed security holdings, which can be broken into two sectors: principal-only securities (POs) and interest-only securities (IOs). Over the past twelve months, the Trust primarily added POs, which are the principal portion of a mortgage pass-through security. These new positions are bonds that have been structured to have low interest rate sensitivity (or "duration") and were bought at attractive dollar prices. As interest rates have fallen since mid-1997, these securities have posted excellent total returns.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,
/s/ Robert Kapito                           /s/ Michael P. Lustig
-----------------                           ---------------------
Robert Kapito                               Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                       BKT
--------------------------------------------------------------------------------
Initial Offering Date:                                             July 22, 1988
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/97:                                    $6.875
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/97:                                        $8.12
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/97 ($6.875)1:                  8.18%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                              $0.046875
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                           $0.56250
--------------------------------------------------------------------------------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 The distribution is not constant and is subject to change.

------------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
------------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                           VALUE
(UNAUDITED) (000)                  DESCRIPTION                              (NOTE 1)
------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--140.4%
                    MORTGAGE PASS-THROUGHS--23.8%
                    Federal Home Loan Mortgage
                      Corporation,
          $    44     7.00%, 8/01/26 ..................................    $   43,921
            5,245+    7.50%, 7/01/07 - 2/01/23 ........................     5,375,841
            1,227++   8.00%, 11/01/15 .................................     1,287,586
              744+    8.50%, 6/01/11 ..................................       780,281
            2,064     8.50%, 3/01/06 - 3/01/08, 15 year ...............     2,157,754
            3,627     9.00%, 9/01/20 ..................................     3,914,190
                    Federal Housing Administration,
            4,258     Brookville, 7.50%, 8/01/28 ......................     4,395,198
            3,732     Country Estates, 8.375%, 1/01/35 ................     3,975,844
                    GMAC,
            6,233     Series 33, 7.43%, 9/01/21 .......................     6,384,490
            2,161     Series 46, 7.43%, 1/01/22 .......................     2,224,839
              892     Series 48, 7.43%, 6/01/22 .......................       918,359
              495     Series 51, 7.43%, 2/01/23 .......................       508,126
            7,813     Series 56, 7.43%, 11/01/22 ......................     8,031,400
                    Merrill,
            1,268     Series 54, 7.43%, 5/15/23 .......................     1,306,415
            1,398     Series 95, 7.43%, 3/01/22 .......................     1,438,647
            1,253     Middlesex, 8.625%, 9/01/34 ......................     1,344,344
            4,648     Parkside, 7.30%, 2/01/13 ........................     4,746,217
            1,069     Reilly, Series 41, 8.28%, 3/01/20 ...............     1,131,308
            2,865     Tuttle Grove, 7.25%, 10/01/35 ...................     2,911,616
                    USGI,
            4,348     Polaris 982, 7.43%, 11/01/21 ....................     4,466,846
              926     Series 87, 7.43%, 12/01/22 ......................       956,603
            4,959     Series 99, 7.43%, 10/01/23 ......................     5,144,036
            2,753     Series 1003, 7.43%, 3/01/24 .....................     2,838,460
            2,748     Series 6302, 7.43%, 12/01/21 ....................     2,830,510
            3,597     Waterford, 8.625%, 7/25/27 ......................     3,859,021
            7,054     Yorkville 6094, 7.43%, 6/01/21 ..................     7,254,293
                    Federal National Mortgage Association,
            2,500+    6.50%, 10/25/03, Multifamily ....................     2,524,219
            1,351++   7.00%, 11/01/08 .................................     1,370,601
            5,773+    7.50%, 11/01/14 - 9/01/23,
                      18 year Multifamily .............................     5,797,219
            6,031+@   8.00%, 5/01/08 - 5/01/22 ........................     6,276,806
              726     9.317%, 6/01/19, 10 year Multifamily ............       817,282
              590++   9.484%, 7/01/19, Multifamily ....................       625,393
            1,450     9.497%, 6/01/24, Multifamily ....................     1,532,593
              202     9.50%, 1/01/19 - 6/01/20 ........................       217,369
                    Government National
                      Mortgage Association,
              659     7.00%, 10/15/17 .................................       662,787
           19,304     7.50%, 8/15/21 - 12/15/23 .......................    19,740,945
               41     8.50%, 5/15/01 - 2/15/17 ........................        43,449
            1,034     9.00%, 6/15/18 - 9/15/21 ........................     1,103,106
               13     9.50%, 7/15/16 ..................................        14,519
              400    Overseas Private Investment
                     Corporation, 6.84%, 5/29/12 ......................       403,250
                                                                         ------------
                                                                          121,355,683
                                                                         ------------
                    MULTIPLE CLASS MORTGAGE
                    PASS-THROUGHS--52.9%
AAA         2,100   Citicorp Mortgage Securities Inc.,
                      Series 1994-9, Class A4, 6/25/09 ................     1,998,885
AAA         1,332   Collateralized Mortgage Obligation,
                      Trust 13, Class Q, 1/20/03 ......................     1,452,930
AAA        24,175++ Community Program Loan Trust,
                      Series 1987-A, Class A-4,
                      10/01/18 ........................................    21,674,650
                    CWMBS Incorporated, Mortgage
                      Certificate,
AAA         3,394   SERIES 1993-10, CLASS A-8,
                       1/25/24 (ARM) ..................................     3,095,511
AAA         6,202     Series 1994-9, Class A-16,
                       5/25/24 (ARM) ..................................     5,034,855
                    Federal Home Loan Mortgage
                      Corporation, Multiclass Mortgage
                      Participation Certificate,
           27,426+    Series G-13, Class 13-PP,
                       5/25/21 (I) ....................................     7,862,608
            2,799     Series G24, Class G24-SG,
                       11/25/23 (ARM) .................................     2,315,395
            7,500++   Series 1104, Class 1104-L,
                       6/15/21 ........................................     8,090,625
              922     Series 1347, Class 1347-HC,
                       12/15/21 .......................................       777,642
           28,468+    Series 1353, Class 1353-S,
                       8/15/07 (ARM) ..................................     3,407,295
            1,617     Series 1508, Class 1508-OC,
                       5/15/23 (ARM) ..................................     1,377,533
            2,000     Series 1523, Class 1523-SA,
                       6/15/23 (ARM) ..................................     1,398,120
            2,000     Series 1526, Class 1526-SA,
                       6/15/23 (ARM) ..................................     1,790,900
            2,026     Series 1534, Class 1534-NE,
                       6/15/23 (ARM) ..................................     1,988,204
            1,321     Series 1541, Class 1541-T,
                       7/15/23 ........................................     1,185,924
            2,711     Series 1559, Class 1559- WA,
                       7/15/22 ........................................     2,606,300
            3,562+    Series 1577, Class 1577-SG,
                       10/15/22 (ARM) .................................     2,953,884
           12,305++   Series 1584, Class 1584-FB,
                       9/15/23 ........................................    12,524,868
            1,804     Series 1596, Class 1596-SB,
                       12/15/12 (ARM) .................................     1,535,032

See Notes to Financial Statements.

-------------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                            VALUE
(UNAUDITED) (000)                  DESCRIPTION                               (NOTE 1)
-------------------------------------------------------------------------------------
            $ 930     Series 1609, Class 1609-KA,
                       11/15/23 .......................................     $ 918,830
            2,356     Series 1609, Class 1609-LE,
                       11/15/23 (ARM) .................................     1,975,275
            1,308     Series 1611, Class 1611-PD,
                       11/15/23 (ARM) .................................       818,561
            5,050     Series 1619, Class 1619-SC,
                       11/15/23 (ARM) .................................     4,764,457
            6,543++   Series 1627, Class 1627-S,
                       12/15/23 (ARM) .................................     4,793,860
            5,038     Series 1627, Class 1627-SC,
                       12/15/23 (ARM) .................................     3,603,436
            3,084     Series 1629, Class 1629-OD,
                       12/15/23 (ARM) .................................     2,050,668
            4,805@@   Series 1633, Class 1633-SB,
                       6/15/23 (ARM) ..................................     4,519,899
            5,499@    Series 1673, Class 1673-SC,
                       10/15/22 (ARM) .................................     4,508,995
            1,460     Series 1686, Class 1686-A,
                       2/15/24 ........................................     1,290,406
           75,000     Series 1914, Class 1914-PC,
                       12/15/11 (I) ...................................     1,912,500
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
            3,746     Trust 1988-16, Class 16-B,
                       6/25/18 ........................................     4,032,060
            1,654     Trust 1990-12, Class 12-G,
                       2/25/20 ........................................     1,516,718
           14,737     Trust G1991-15, Class 15-S,
                       6/25/21 (ARM) ..................................     2,814,689
            3,069     Trust 1991-38, Class 38-F,
                       4/25/21 (ARM) ..................................     3,130,338
            2,597@    Trust 1991-38, Class 38-SA,
                       4/25/21 (ARM) ..................................     2,709,930
            2,876     Trust 1991-87, Class 87-S,
                       8/25/21 (ARM) ..................................     3,056,191
            1,240     Trust G1992-12, Class 12-C,
                       2/25/22 (I) ....................................       415,988
            6,000++   Trust 1992-43, Class 43-E,
                       4/25/22 (ARM) ..................................     6,225,780
            5,752     Trust 1992-187, Class 187-JA,
                       10/25/06 (I) ...................................       512,946
           11,550     Trust 1992-200, Class 200-K,
                       11/25/21 (I) ...................................     1,574,222
              768     Trust G1993-27, Class 27-SB,
                       8/25/23 (ARM) ..................................       597,473
            1,504     Trust 1993-50, Class 50-SH,
                       1/25/23 (ARM) ..................................     1,327,006
            2,768+    Trust 1993-53, Class 53-M,
                       4/25/23 ........................................     2,522,869
            2,867     Trust 1993-54, Class 54-SD,
                       4/25/23 (ARM) ..................................     2,490,461
            2,137     Trust 1993-82, Class 82-SB,
                       5/25/23 (ARM) ..................................     1,696,280
            2,232     Trust 1993-87, Class 87-L,
                       6/25/23 ........................................     2,226,760
              864     Trust 1993-97, Class 97-TA,
                       5/25/23 ........................................       837,207
            3,759++   Trust 1993-98, CLASS 98-SC,
                       7/25/22 (ARM) ..................................     3,548,501
              983     Trust 1993-116, Class 116-SB,
                       7/25/23 (ARM) ..................................       784,085
            2,000     Trust 1993-120, Class 120-SN,
                       7/25/23 (ARM) ..................................     1,728,780
            1,963     Trust 1993-129, Class 129-SE,
                       8/25/08 (ARM) ..................................     1,914,807
            2,793     Trust 1993-139, Class 139-SJ,
                       8/25/23 (ARM) ..................................     1,865,271
              817     Trust 1993-167, Class 167-SA,
                       9/25/23 (ARM) ..................................       817,407
            6,000     Trust 1993-169, Class 169-SC,
                       3/25/23 (ARM) ..................................     4,368,420
            5,358     Trust 1993-178, Class 178-A,
                       9/25/23 ........................................     5,229,263
            2,776     Trust 1993-179, Class 179-SC,
                       10/25/23 (ARM) .................................     3,127,939
            1,346     Trust 1993-179, Class 179-VC,
                       10/25/21 (ARM) .................................       955,614
            2,783     Trust 1993-183, Class 183-SE,
                       10/25/23 (ARM) .................................     2,428,915
            3,314     Trust 1993-187, Class 187-S,
                       9/25/23 (ARM) ..................................     2,810,105
            5,494     Trust 1993-202, Class 202-VS,
                       2/25/23 (ARM) ..................................     5,466,966
            1,576     Trust 1993-223, Class 223-SJ,
                       12/25/23 (ARM) .................................     1,157,205
            2,223     Trust 1993-224, Class 224-S,
                       11/25/23 (ARM) .................................     1,769,012
            1,908     Trust 1993-224, Class 224-SH,
                       11/25/23 (ARM) .................................     1,595,856
            2,562     Trust 1993-247, Class 247-SN,
                       12/25/23 (ARM) .................................     2,975,539
            5,643     Trust 1993-248, Class 248-FB,
                       9/25/23 ........................................     5,042,104
            3,935     Trust 1993-256, Class 256-F,
                       11/25/23, (ARM) ................................     3,677,332
           15,428     Trust G1994-6, Class 6-PK,
                       11/17/22 (I) ...................................     2,569,906
            3,777     Trust 1994-14, Class 14-S,
                       10/25/23 (ARM) .................................     2,261,312
            4,627     Trust 1994-19, Class 19-SB,
                       1/25/24 (ARM) ..................................     2,377,915
              387     Trust 1994-27, Class 27-SE,
                       3/25/23 (ARM) ..................................       431,937
            5,294     Trust 1994-29, Class 29-SD,
                       7/25/23 (ARM) ..................................     4,016,663
            4,329     Trust 1994-41, Class 41-SA,
                       3/25/24 (ARM) ..................................     4,136,963
           10,623     Trust 1994-59, Class 59-SB,
                       3/25/24 (ARM) ..................................     6,334,233
           14,300+    Trust 1996-14, Class 14-AB,
                       8/25/23 (P) ....................................     5,380,375

See Notes to Financial Statements.

                                       6

-------------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                            VALUE
(UNAUDITED)  (000)             DESCRIPTION                                   (NOTE 1)
-------------------------------------------------------------------------------------
          $ 6,797+    Trust 1996-14, Class 14-M,
                      10/25/21 .......................................      5,760,542
           15,070++   Trust 1997-30, Class 30-I,
                      1/25/23 (I) ....................................      4,238,521
           25,000     Trust 1997-50, Class 50-HK,
                      8/25/27 (I) ....................................      9,886,719
AAA         8,598   G. E. Capital Mortgage Services
                      Incorporated, REMIC Certificate 94-7
                      Class A-17, 2/25/09 (ARM) ......................      7,275,996
                    Prudential Home Mortgage
                      Securities Co., Mortgage
                      Pass-Through Certificates,
Aaa           743     Series 1993-43, Class A-16,
                      10/25/23 (ARM) ..................................       650,037
Aaa         2,500     Series 1993-48, Class A-8,
                      12/25/08 (ARM) ..................................     2,050,000
AAA           146   Resolution Trust Corporation,
                      Mortgage Pass-Through Certificates,
                      Series 1992-2,  Class B-3,  11/25/21 ............       145,526
AAA         8,935   Salomon Capital Access Corporation,
                      Collateralized Mortgage Obligations,
                      Series 1986-1, Class C, 9/01/15 .................     9,180,276
                                                                          -----------
                                                                          269,875,008
                                                                          -----------
                    COMMERCIAL MORTGAGE-BACKED
                    SECURITIES--4.7%
AAA         3,180   Asset Securitization Corporation,
                      Commercial Mortgage 1997-D5,
                      Class PS 1, 1.375%, 2/14/41 .....................       347,813
AAA        44,410   Credit Suisse First Boston Mortgage,
                      Commercial Mortgage Certificate
                      1997, Class C-1, 144A,
                      1.77%, 6/20/29 ..................................     5,114,144
AAA       140,000   KPAC, Series 1994-C1,
                      Zero Coupon, 2/01/01 ............................         1,400
AAA         6,000   ML Mortgage Investments,
                      Series 1996-C1, Class A-3,
                      7.42%, 4/25/28 ..................................     6,307,672
AAA            57   Morgan Stanley Capital I Incorporated,
                      Commercial Mortgage Certificate
                      1997, Class HF-1, 144A,
                      Zero Coupon, 6/15/17 ............................         5,562
AAA        10,250   NYC Mortgage Loan Trust,
                      Series 1996, Class A-2, 144A,
                      6.75%, 6/25/11 ..................................    10,278,828
AAA         2,000   PaineWebber Mortgage Acceptance
                      Corporation IV, Series1995-M1,
                      Class B, 144A, 6.95%, 1/15/07 ...................     2,039,727
                                                                           ----------
                                                                           24,095,146
                                                                           ----------
                    ASSET-BACKED SECURITIES--1.8%
AAA         6,167++ Chase Manhattan Grantor Trust,
                      Series 1996-B, Class A,
                      6.61%, 9/15/02 .................................      6,207,074
AAA         3,000   Student Loan Marketing Trust,
                      Series 1997-3, Class A-2,
                      5.78%, 10/25/10 ................................      2,975,625
                                                                          -----------
                                                                            9,182,699
                                                                          -----------
                    STRIPPED MORTGAGE-BACKED
                    SECURITIES--34.6%
Aaa         1,008   Chase Mortgage Finance Corporation,
                      Mortgage Pass-Through Certificates,
                      Series 1994-A, Class AP,
                      1/25/10 (P/O) ..................................        789,681
AAA         1,175   Collateralized Mortgage Obligation,
                      Trust 29, Class A, 5/23/17 (P/O) ...............        914,244
                    DBL, Collateralized Mortgage
                      Obligation,
AAA           426     Trust K, Class K-1, 9/23/17 (P/O) ..............        368,338
AAA         4,443     Trust V, Class V-1, 9/01/18 (P/O) ..............      3,493,007
                    Federal Home Loan Mortgage
                      Corporation Participation
            2,317     Series T-8, Class A-10,
                       8/15/27 (P/O) .................................      1,416,933
            4,790     Series 1238, Class 1238-J,
                       1/15/07 (I/O) .................................      1,051,104
           22,407     Series 1366, Class 1366-KA,
                       9/15/07 (I/O) .................................      6,612,814
              669     Series 1418, Class 1418-M,
                       11/15/22 (P/O) ................................        248,073
            1,054     Series 1473, Class 1473-JA,
                       2/15/05 (I/O) .................................         75,083
           12,000++   Series 1506, Class 1506-L,
                       3/15/22 (I/O) .................................      2,579,160
           15,540     Series 1632, Class 1632-S,
                       4/15/23 (I/O) .................................        615,395
            8,067     Series 1801, Class 1801-SB,
                       8/15/23 (I/O) .................................      1,119,276
           32,000     Series 1809, Class 1809-SC,
                       12/15/23 (I/O) ................................      3,400,000
           14,069++   Series 1828, Class 1828-A,
                       5/15/24 (P/O) .................................      9,566,885
           18,029     Series 1850, Class 1850-SA,
                       2/15/24 (I/O) .................................      3,031,142
            7,815++   Series 1857, Class 1857-PB,
                       12/15/08 (P/O) ................................      6,798,931
            5,000     Series 1900, Class 1900-SV,
                       8/15/08 (I/O) .................................      1,046,450
            4,828     Series 1917, Class 1917-AS,
                       5/15/08 (I/O) .................................      1,308,846
           38,863     Series 1930, Class 1930-SM,
                       9/15/23 (I/O) .................................        467,567
           17,938     Series 1946, Class 1946-SG,
                       3/15/24 (I/O) .................................      2,550,610
           40,000     Series 1965, Class 1965-SA,
                       3/15/24 (I/O) .................................      5,975,000

See Notes to Financial Statemens.
                                       7

-------------------------------------------------------------------------------------
          PRINCIPAL
  RATING*  AMOUNT                                                           VALUE
(UNAUDITED) (000)                  DESCRIPTION                             (NOTE 1)
-------------------------------------------------------------------------------------
                    STRIPPED MORTGAGE-BACKED
                    SECURITIES (CONTINUED)
         $127,250     Series 1968, Class 1968-S,
                       10/15/26 (I/O) ................................    $ 6,780,024
           15,106     Series 2002, Class 2002-HJ,
                       10/15/08 (I/O) ................................      2,341,447
                    Federal National Mortgage Association,
            4,277     Trust A, Class A-2,
                       8/01/10 (I/O) .................................        802,774
            1,250     Trust G50, Class 50-G,
                       12/25/21 (I/O) ................................        551,788
            6,834     Trust 225, Class 1, 2/01/23 (P/O) ..............      5,404,836
           29,261++   Trust G-233, Class 2,
                       8/01/23 (I/O) .................................      8,860,316
            1,916     Trust 267, Class 1,
                       10/01/24 (P/O) ................................      1,527,415
           18,086+    Trust 374, Class 1,
                       10/01/25 (P/O) ................................     14,565,272
            3,600     Trust 280, Class 1,
                       12/31/99 (P/O) ................................      2,908,451
            1,065     Trust 1991-7, Class 7-J,
                       2/25/21 (P/O) .................................        799,416
            4,389     Trust G1992-34, Class 34-A,
                       4/25/22 (I/O) .................................      1,380,615
           20,426     Trust G1992-60, Class 60-SB,
                       10/25/22 (I/O) ................................        703,075
            2,786     Trust 1992-68, Class 68-K,
                       10/25/05 (I/O) ................................        306,379
           41,462     Trust 1992-216, Class 216-S,
                       12/25/22 (I/O) ................................      5,727,147
            1,428     Trust 1993-2, Class 2-KB,
                       1/25/23 (P/O) .................................        508,215
           67,093++   Trust 1993-82, Class 82-SB,
                       5/25/23 (I/O) .................................      7,754,589
            2,466     Trust 1993-113, Class 113-B,
                       7/25/23 (P/O) .................................      1,807,634
            7,152++   Trust 1993-159, Class 159-C,
                       7/25/23 (P/O) .................................      4,648,695
           13,982++   Trust 1993-213, Class 213-H,
                       9/25/23 (P/O) .................................     11,902,794
            2,295     Trust 1994-9, Class 9-C,
                       8/25/23 (P/O) .................................      1,890,270
            3,877     Trust 1994-24, Class 24-D,
                       11/25/23 (P/O) ................................      3,188,719
            4,778     Trust 1994-57, Class 57-C,
                       1/25/24 (P/O) .................................      3,969,516
               99++   Trust 1994-61, Class 61-DB,
                       3/25/24 (P/O) .................................         69,539
           23,000     Trust 1994-77, Class 77- SB,
                       4/25/24 (I/O) .................................      2,371,875
           13,853     Trust 1995-26, Class 26-SW,
                       2/25/24 (I/O) .................................      2,480,608
            2,560     Trust 1996-5, Class 5-PV,
                       11/25/23 (P/O) ................................      2,156,549
            9,963     Trust 1996-38, Class 38-E,
                       8/25/23 (P/O) .................................      5,414,268
            2,953     Trust 1996-56, Class 56-E,
                       4/25/23 (P/O) .................................      2,146,290
           12,371     Trust 1996-68, Class 68-SC,
                       1/25/24 (I/O) .................................      1,484,506
           77,001     Trust 1997-1, Class 1- S,
                       2/18/04 (I/O) .................................      2,707,060
           99,143     Trust 1997-37, Class 37-SE,
                       10/25/22 (I/O) ................................      2,323,673
           27,000     Trust 1997-65, Class 65-SG,
                       6/25/23 (I/O) .................................      4,573,125
           35,476     Trust 1997-65, Class 65-SB,
                       3/25/24 (I/O) .................................      1,718,384
           11,139     Trust 1997-76, Class 76-SP,
                       12/25/23 (I/O) ................................      1,709,140
AAA         1,223   First Boston Mortgage Securities
                      Corporation, Series 1987-C
                      Class Z, 4/25/17 (I/O) .........................        426,080
                    Housing Security Incorporated,
AAA           437     Series 1992-EB, Class B-8,
                       9/25/22 (P/O) .................................        278,434
AAA           624     Series 1993-D, Class D-8,
                       6/25/23 (P/O) .................................        394,551
                    Kidder Peabody Acceptance
                    Corporation,
AAA         1,594     Series B, Class B-2,
                       4/22/18 (I/O) .................................        448,370
AAA         2,979     Series B Class B-1,
                       4/22/18 (P/O) .................................      2,269,954
AAA         4,224   Structured Asset Securities Corporation,
                      Series 1991-2, Class GA,
                      12/20/21 (I/O) .................................      1,069,325
AAA           918   Structured Mortgage Asset Trust,
                      Series 1993-3C, Class CX,
                      4/25/24 (P/O) ..................................        577,254
AAA           421   Prudential Securities, Inc. Collateralized
                      Mortgage Obligation, Trust 15,
                      Class 1G, 5/20/21 (I/O).........................        521,563
                                                                          -----------
                                                                          176,898,474
                                                                          -----------
                    U.S GOVERNMENT SECURITIES--21.8%
                    Small Business Administration,
            4,274     Series 1995-10C,
                       7.35%, 8/01/05 ................................      4,467,946
            4,571     Series 1996-20E,
                       7.60%, 5/01/16 ................................      4,834,010
            4,164     Series 1996-20G,
                       7.70%, 7/01/16 ................................      4,430,289
            3,893     Series 1996-20H,
                       7.25%, 8/01/16 ................................      4,040,817
            6,836     Series 1996-20K,
                       6.95%, 11/01/16 ...............................      7,009,312
            3,845     Series 1996-20F,
                       7.55%, 6/01/16 ................................      4,055,862
            2,959     Series 1997-20C,
                       7.15%, 3/01/17 ................................      3,055,472

See Notes to Financial Statemens.

                                       8

------------------------------------------------------------------------------------
          PRINCIPAL
  RATING*  AMOUNT                                                            VALUE
(UNAUDITED) (000)                  DESCRIPTION                             (NOTE 1)
------------------------------------------------------------------------------------


          $ 6,500   United States Treasury Bonds,
                       6.625%, 2/15/27 ...............................  $  6,892,015
                    United States Treasury Notes,
           60,000+     5.75%, 10/31/02 ...............................    60,084,600
              775      6.00%, 8/15/00 ................................       781,177
           11,140++    6.125%, 8/15/07 ...............................    11,381,961
                                                                        ------------
                                                                         111,033,461
                                                                        ------------
                    CMO RESIDUALS***--0.8%
AAA         5,435   American Housing Trust III, Senior
                      Mortgage Pass-Through Certificates,
                      Series 1, Class 4, (REMIC)**, 3/25/19 ..........       845,915
AAA           328   American Housing Trust VII, Senior
                      Mortgage Pass-Through Certificates,
                      Series A, Class R, (REMIC)**,
                      11/25/20 .......................................     2,142,250
AAA            25   Collateralized Mortgage Obligation,
                      Trust 13**, 1/20/03 ............................       232,155
AAA            45   FBC Mortgage Securities Trust 16,
                      Variable Rate Collateralized Mortgage
                      Obligation, Series A**, 7/01/17 ................       434,130
AAA         3,115   FBC Mortgage Securities Trust 19,
                      Variable Rate Collateralized Mortgage
                      Obligation, Series A**, 10/20/18 ...............       176,600
AAA            43   PaineWebber, Collateralized Mortgage
                      Obligation, Series N, Class 7,
                      (REMIC), 1/01/19 ...............................       208,550
                                                                        ------------
                                                                           4,039,600
                                                                        ------------
                    Total Long-Term Investments
                       (cost $676,285,372) ...........................   716,480,071
                                                                        ------------
  CONTRACTS #       SHORT TERM INVESTMENTS--1.5%
  -----------
                    CALL OPTIONS PURCHASED--0.8%
          150,000   Interest Rate Swap
                    6.20% over 3 month LIBOR
                      expires 8/13/99
                       (cost $2,238,750) .............................     3,828,000
                                                                        ------------
                    PUT OPTIONS PURCHASED--.7%
              190   U.S. Treasury Note 6.625%
                    5/31/07 @ 100 expiring 3/19/98 ...................       240,920
          150,000   Interest Rate Swap
                    7.25% over 3 month LIBOR
                      expires 5/12/00 ................................     3,465,000
                                                                        ------------
                    Total put options purchased
                       (Cost $9,630,156) .............................     3,705,920
                                                                        ------------
                    Total Short-Term Investments
                    (Cost $11,868,906) ...............................     7,533,920
                                                                        ------------
                    Total Investments before outstanding
                    call options written and investments sold
                    short--141.9%
                    (Cost $688,154,278) ..............................   724,013,991
                                                                        ------------
                    CALL OPTIONS WRITTEN--(0.8%)
         (450,000)  Interest Rate Swap
                    3 month LIBOR over 6.10%
                      expires 2/13/98 ................................    (3,901,500)
                    (Premium received $1,071,000)
                    INVESTMENTS SOLD SHORT--(5.0%)
          (25,000)  United States Treasury Bonds,
                    6.375%, 8/15/27
                    (proceeds $25,136,719) ...........................   (25,765,500)
                                                                        ------------
                    Total investments, net of
                    outstanding call options
                    written and short sales--136.1%
                     (Cost $661,946,559) .............................   694,346,991
                    Liabilities in excess of other
                    assets--(36.1%) ..................................  (184,117,433)
                                                                        ------------
                    NET ASSETS--100% .................................  $510,229,558
                                                                        ============

--------------------------
    * Using the higher of Standard & Poor's or Moody's rating.
   ** Private placements restricted as to resale.

  *** Illiquid securities representing .6% of portfolio assets.
    # One contract equals 100,000 face value.

    + (Partial) principal amount pledged as collateral  for  reverse repurchase agreements.
   ++ Entire principal amount pledged as collateral for reverse repurchase agreements.

    @ (Partial) principal amount pledged as collateral for futures transactions. @@ Entire principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
      ARM   --  Adjustable Rate Mortgage.
      CMO   --  Collateralized Mortgage Obligation.
      I     --  Denotes a CMO with Interest only characteristics.
      I/O -- Interest only.
      P     --  Denotes a CMO with Principal only characteristics.
      P/O   --  Principal only.
      REMIC --  Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $688,154,278) (Note 1) .........    $724,013,991
Cash .......................................................          45,493
Receivable for investments sold ............................      62,927,826
Deposit with brokers as collateral for
investments sold short (Note 1) ............................      25,937,500
Interest receivable ........................................       5,685,327
Interest rate caps, at value
  (amortized cost $10,320,437)
(Notes 1 & 3) ..............................................       5,181,120
                                                                ------------
                                                                 823,791,257
                                                                ------------


LIABILITIES
Reverse repurchase agreements (Note 4) .....................     228,530,200
Payable for investments purchased ..........................      52,258,029
Investment sold short, at value
  (proceeds $25,136,719) (Note 1) ..........................      25,765,500
Call option written, at value
  (premium received $1,071,000)
    (Note 1) ...............................................       3,901,500
Unrealized depreciation on interest
 rate swaps
  (Note 1 & 3) .............................................         590,539
Due to broker-variation margin .............................         582,016
Interest payable ...........................................         337,806
Advisory fee payable (Note 2) ..............................         276,710
Dividends payable ..........................................         231,089
Administration fee payable (Note 2) ........................          85,142
Other accrued expenses .....................................       1,003,168
                                                                ------------
                                                                 313,561,699
                                                                ------------
NET ASSETS .................................................    $510,229,558
                                                                ============
Net assets were comprised of:
  Common stock, at par (Note 5) ............................    $    628,499
  Paid-in capital in excess of par .........................     563,355,769
                                                                ------------
                                                                 563,984,268
  Distributions in excess of net
    investment income ......................................      (1,629,913)
  Accumulated net realized losses ..........................     (77,784,198)
  Net unrealized appreciation ..............................      25,659,401
                                                                ------------
Net assets, October 31, 1997 ...............................    $510,229,558
                                                                ============
Net asset value per share:
  ($510,229,558 / 62,849,878 shares of
  common stock issued and outstanding) .....................           $8.12
                                                                       =====


--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $15,366,825
  and interest expense of $11,495,300) .....................   $ 41,109,234
                                                               ------------

Expenses
  Investment advisory ......................................      3,146,229
  Administration ...........................................        968,071
  Reports to shareholders ..................................        240,000
  Transfer agent ...........................................        100,000
  Audit ....................................................         70,000
  Directors ................................................         70,000
  Custodian ................................................         55,000
  Legal ....................................................         25,000
  Miscellaneous ............................................        189,979
                                                               ------------
    Total operating expenses ...............................      4,864,279
                                                               ------------
  Net investment income ....................................     36,244,955
                                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ..............................................     22,213,381
  Options ..................................................        664,669
  Futures ..................................................    (10,768,972)
  Short sales ..............................................     (1,167,923)
                                                               ------------
                                                                 10,941,155
                                                               ------------
Net change in unrealized appreciation/(depreciation) on:
  Investments ..............................................     28,952,527
  Options ..................................................     (7,797,070)
  Interest rate caps .......................................     (5,139,317)
  Futures ..................................................      4,923,205
  Short sales ..............................................       (628,781)
                                                               ------------
                                                                 20,310,564
                                                               ------------
  Net gain on investments ..................................     31,251,719
                                                               ------------


NET INCREASE IN NET ASSETS

RESULTING FROM OPERATIONS ..................................   $ 67,496,674
                                                               ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
  Cash flows provided by operating activities:
  Interest received .............................                $ 69,492,278
  Operating expenses paid .......................                  (4,363,822)
  Interest expense paid .........................                 (11,503,266)
  Proceeds of short-term portfolio investments
    including options, net ......................                  17,833,982
  Purchase of long-term portfolio investments ...              (1,544,376,562
  Proceeds from disposition of long-term
    portfolio investments .......................               1,489,911,159
  Variation margin on futures ...................                  (5,980,553)
                                                              ---------------
  Net cash flows provided by operating activities                  11,013,216
                                                              ---------------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements .....                  24,092,662
  Cash dividends paid ...........................                 (35,315,771)
                                                              ---------------
  Net cash flows used for financing activities ..                 (11,223,109)
                                                              ---------------
Net decrease in cash ............................                    (209,893)
Cash at beginning of year .......................                     255,386
                                                              ---------------
Cash at end of year .............................             $        45,493
                                                              ===============
RECONCILIATION OF NET INCREASE IN NET
ASSETS TO NET CASH PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .................................                   $ 67,496,674
                                                              ---------------
Increase in investments ......................                    (27,514,566)
Decrease in interest receivable ..............                      1,520,919
Increase in receivable for investments sold ..                    (41,334,824)
Decrease in variation margin payable .........                       (134,786)
Net realized gains ...........................                    (10,941,155)
Increase in unrealized appreciation ..........                    (20,310,564)
Increase in depreciation of forward swap .....                        590,539
Increase in options ..........................                      3,578,834
Increase in payable for investments sold short                     25,765,500
Increase in payable for investments purchased                      42,937,532
Decrease in interest payable .................                         (7,966)
Increase in deposits with brokers for
  investments sold short .....................                    (25,937,500)
Increase in interest rate caps ...............                     (5,195,878)
Increase in accrued expenses and other
  liabilities ................................                        500,457
                                                              ---------------
  Total adjustments ..........................                    (56,483,458)
                                                              ---------------
Net cash provided by operating activities ....                   $ 11,013,216
                                                              ===============

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
                                         Year                        Year
                                        Ended                        Ended
                                   October 31, 1997            October 31, 1996
                                   ----------------            ----------------
Operations:
  Net investment income ...........  $ 36,244,955                 $ 34,793,885

  Net realized gain (loss) on
    investments, futures,
    short sales, and options ......    10,941,155                  (19,446,793)

  Net change in net unrealized
    appreciation on investments,
    futures, short sales and
     options ......................    20,310,564                   18,753,681
                                     ------------                 ------------

  Net increase in
    net assets resulting from
    operations ....................    67,496,674                   34,100,773

Dividends from net investment
income ............................   (35,352,309)                 (34,793,885)

Distributions in excess of net
  investment income ...............        --                       (2,522,559)
                                     ------------                 ------------


  Total increase (decrease) .......    32,144,365                   (3,215,671)

NET ASSETS

  Beginning of year ...............   478,085,193                  481,300,864
                                     ------------                 ------------

  End of year .....................  $510,229,558                 $478,085,193
                                     ============                 ============
See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                           YEAR ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         1997          1996         1995           1994          1993
                                                         -----         -----       -----          -----         -----
Net asset value, beginning of year .................   $   7.61      $   7.66     $   7.25       $   8.75      $   8.90
                                                       --------      --------     --------       --------      --------
  Net investment income (net of $.18, $.17, $.22, $.10
    and $.09, respectively, of interest expense) ...        .58           .55          .51            .73           .91
  Net realized and unrealized gain (losses) on
    investments, short sales, futures and options ..        .49          (.01)         .65          (1.45)         (.21)
                                                       --------      --------     --------       --------      --------
Net increase (decrease) from investment operations .       1.07           .54         1.16           (.72)          .70
                                                       --------      --------     --------       --------      --------
Dividends from net investment income                       (.56)         (.55)        (.66)          (.78)         (.85)
Distributions in excess of net investment income ...         --          (.04)          --             --            --
Return of capital distribution .....................         --            --         (.09)            --            --
                                                       --------      --------     --------       --------      --------
  Total dividends and distributions ................       (.56)         (.59)        (.75)          (.78)         (.85)
                                                       --------      --------     --------       --------      --------
Net asset value, end of year* ......................   $   8.12      $   7.61       $ 7.66       $   7.25      $   8.75
                                                       ========      ========     ========       ========      ========
Per share market value, end of year* ...............   $   67/8      $   61/4       $ 71/4       $   63/8      $   83/8
                                                       ========      ========     ========       ========      ========
TOTAL INVESTMENT RETURN+ ...........................     19.68%        (5.36%)      26.50%        (15.31%)        1.01%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ................................      1.02%         1.08%        1.08%          1.10%         1.03%
Net investment income ..............................      7.63%         7.36%        6.85%          9.21%        10.19%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..................   $474,903      $473,056     $466,449       $496,707      $558,530
Portfolio turnover .................................       220%          440%         267%           223%          121%
Net assets, end of year (in thousands) .............   $510,230      $478,085     $481,301       $455,651      $549,755
Reverse repurchase agreements outstanding,
  end of year (in thousands) .......................   $228,530      $204,438     $214,438       $109,286      $ 74,700
Asset coverage++ ...................................   $  3,233      $  3,339      $ 3,244       $  5,169      $  8,360

-------------------
    * NAV and market value are published in The Wall Street Journal each Monday.

    # The ratios of operating expenses including interest expense to average net assets were 3.44%, 3.38%, 4.08%, 2.32%, and 2.02% for the years indicated above, respectively.

    + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan.
      This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.

   ++ Per $1,000 of reverse repurchase agreement outstanding.

      The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.  ACCOUNTING  POLICIES
The BlackRock Income Trust Inc. (the "Trust"), a Maryland corporation, is a diversified closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited. OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended October 31, 1997.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly- owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the trust. PIFM pays occupancy and certain clerical and accounting costs of rhe Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 1997 aggregated $1,587,314,094 and $1,527,682,678, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At October 31, 1997, the Trust held .6% of its portfolio assets in illiquid securities all of which were securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at October 31, 1997 was $688,184,038 and, accordingly, net unrealized appreciation for federal income tax purposes was $35,829,953 (gross unrealized appreciation-$50,656,113; gross unrealized depreciation-$14,826,160).

   For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1997 of approximately $81,496,600 of which approximately $264,400 will expire in 1998, approximately $15,072,600 will expire in 2001, approximately $23,358,100 will expire in 2002, approximately $15,428,300 will expire in 2003 and approximately $27,373,200 will expire in 2004. Such carryforward is after utilization of approximately $10,860,700 to offset the Trust's net taxable gains recognized in the year ended October 31, 1997. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     During the year ended October 31, 1997, the Trust entered into financial futures contracts. Details of open contracts at October 31, 1997 are as follows:

                                         VALUE AT       VALUE AT     UNREALIZED
NUMBER OF                EXPIRATION    OCTOBER 31,      TRADE      APPRECIATION/
CONTRACTS     TYPE          DATE          1997          DATE      (DEPRECIATION)
---------     ----       ----------    -----------     --------   --------------
Long Positions:
1,000    10 yr. T-Note   Dec 1997    $111,750,000   $111,580,250   $ 169,750
Short Positions:
1,084    30 yr. T-Bond   Dec 1997     128,438,125    127,784,219    (653,906)
  116    Eurodollar      Dec 1997      27,336,885    027,226,566    (110,284)
  111    Eurodollar      Mar 1998      26,152,988     26,032,217    (120,771)
   96    Eurodollar      June 1998     22,604,400     22,491,971    (112,429)
   86    Eurodollar      Sept 1998     20,233,650     20,133,336    (100,314)
   71    Eurodollar      Dec 1998      16,686,775     16,603,554     (83,221)
                                                                 -----------
                                                                 $(1,011,175)
                                                                 ===========
     The Trust entered into four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps are as follows:

NOTIONAL                                                 VALUE AT
AMOUNT      FLOATING     FIXED   TERMINATION  AMORTIZED  OCTOBER 31,      UNREALIZED
(000)         RATE       RATE       DATE        COST       1997         GAIN (LOSS)
-----         ----       ----       ----        ----       ----         -----------
$50,000   3 mth LIBOR    6.00%    2/19/02  $ 1,386,885  $1,022,500   $  (364,385)
100,000   3 mth LIBOR    6.50%     4/4/02    3,175,163   1,454,620    (1,720,543)
100,000   3 mth LIBOR    7.00%    4/18/03    3,128,433   1,471,000    (1,657,433)
100,000   3 mth LIBOR    7.25%    4/23/03    2,629,956   1,233,000    (1,396,956)
                                           -----------  ----------   -----------
                                           $10,320,437  $5,181,120   $(5,139,317)
                                           ===========  ==========   ===========

   Details of open interest rate swaps at October 31, 1997 are as follows:

 CURRENT
NOTIONAL
 AMOUNT                     FIXED                   TERMINATION   UNREALIZED
  (000)          TYPE        RATE     FLOATING RATE     DATE     DEPRECIATION
 -------         ----       -----     ------------- -----------  ------------
$ (20,000)  Interest Rate   7.50%    1 month LIBOR0   4/25/02     $ (668,000)
   (5,455)  Forward Rate    7.235%   1 month LIBOR0   6/15/11         77,461
                                                                  ----------
                                                                  $ (590,539)
                                                                  ==========

   Details of open swaption at October 31, 1997 are as follows:

NOTIONAL                                                             VALUE AT
 AMOUNT              FIXED      FLOATING    TERMINATION    COST/    OCTOBER 31,
 (000)      TYPE     RATE         RATE          DATE     (PREMIUM)     1997
-------     ----     -----      --------    -----------  ---------  -----------
Purchased:
$150,000    Call     6.20%    3 month LIBOR   8/13/99   $2,238,750   $3,828,000
 150,000    Put      7.25%    3 month LIBOR   5/12/00    6,795,000    3,465,000

   Written:
(450,000)   Call     6.10%    3 month LIBOR   2/23/98  $(1,071,000) $(3,901,500)


NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:
The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1997 was approximately $207,489,000 at a weighted average interest rate of approximately 5.54%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $237,843,125 as of May 31, 1997, which was 32.92% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended October 31, 1997.

NOTE 5.  CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 62,849,878 shares outstanding at October 31, 1997, the Adviser owned 10,753 shares.

NOTE 6. DIVIDENDS
Since October 31, 1997, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.046875 per share payable November 28, 1997 to shareholders of record on November 14, 1997.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Income Trust Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Income Trust Inc. as of October 31, 1997 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Income Trust Inc. at October 31, 1997, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

New York, New York
December 12, 1997

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1997.

      During the fiscal year ended October 31, 1997, the Trust paid dividends and distributions of $0.56 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1997 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase; of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE  ADVISER'S  INVESTMENT  STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Adviser may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment. As a result, these securities may be used by the Trust to help manage prepayment risk and align the assets of the portfolio more closely with its targeted average life.

Additionally, in order to attempt to protect the portfolio from interest rate risk, the Adviser will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS): Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES: Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND: Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT: When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND: This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT: Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.
FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O): Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET PRICE: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS: A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS: Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS: Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV): Net asset value is the total market value of all securities held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O): Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS: Mortgages for multi-family, low- to middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:   Securities  issued  in  connection  with  collateralized   mortgage
obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS: In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED SECURITIES: Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distribution from underlying mortgage-backed securities. IO's and PO's are examples of STRIPs.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS

Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK INCOME TRUST INC.
                 C/O PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[LOGO]   Printed on recycled paper                                   09247F-10-0

THE BLACKROCK
INCOME
TRUST INC.
============================
ANNUAL REPORT
OCTOBER 31, 1997